SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 29, 1997
                                                 ----------------


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

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ITEM 5. Other Events.

     The news release dated January 29, 1997 of Ford Motor Credit Company and subsidiaries for the year ended December 31, 1996 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     The news release dated January 29, 1997 of Ford Motor Company and subsidiaries for the year ended December 31, 1996 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                              EXHIBITS

Designation               Description                Method of Filing
-----------               -----------                ----------------

Exhibit 99.1              News release dated         Filed with this Report.
                          January 29, 1997 of
                          Ford Motor Credit Company
                          and Subsidiaries for the
                          year ended December 31,
                          1996 with attachments.

Exhibit 99.2              News release dated         Filed with this Report.
                          January 29, 1997 of
                          Ford Motor Company and
                          Subsidiaries for the year
                          ended December 31, 1996
                          with attachments.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  January 30, 1997                          By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary

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                                EXHIBIT INDEX

Designation                   Description
-----------                   -----------

Exhibit 99.1              News release dated
                          January 29, 1997 of
                          Ford Motor Credit Company
                          and Subsidiaries for the
                          year ended December 31,
                          1996 with attachments.

Exhibit 99.2              News release dated
                          January 29, 1997 of
                          Ford Motor Company and
                          Subsidiaries for the year
                          ended December 31, 1996
                          with attachments.